                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 29, 1999


                             LIBERTY SELF-STOR, INC.
             (Exact Name of Registrant as Specified in its Charter)

Maryland                            000-30502                    94-6542723
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File No.)       (I.R.S. Employer
of Incorporation)                                           Identification No.)


8500 Station Street, Suite 100, Mentor, Ohio                        44060
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)


                                  440-974-3770
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         On January 12, 2000, Liberty Self-Stor, Inc. filed a Form 8-K that reported the acquisition of Liberty Self-Stor, Ltd., an Ohio limited liability company which owns 15 self-storage facilities. In Item 7 of the Form 8-K, Liberty stated that it would file the audited financial statements of Liberty Self-Stor, Ltd. and unaudited pro forma financial information showing the effect of the acquisition with the Securities and Exchange Commission on a Form 8-K/A.

         (a)      Financial Statements of the Business Acquired:

                  Audited financial statements for Liberty Self-Stor, Ltd. for the years ended December 28, 1999 and December 31, 1998

         (b)      Pro Forma Financial Information:

                  Unaudited pro forma condensed balance sheet as of December 31, 1999 and unaudited pro forma condensed statement of operations for the year ended December 31, 1999 giving effect to the pro forma adjustments related to the acquisition of Liberty Self-Stor, Ltd.

         (c)      Exhibits:  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Liberty has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIBERTY SELF-STOR, INC.



Dated: March 15, 2000                     By:    /s/ THOMAS J. SMITH
                                             -----------------------------
                                             Thomas J. Smith, President and
                                                Chief Operating Officer

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


                                                               February 24, 2000

Members
LIBERTY SELF-STOR, LTD.
Mentor, Ohio

         We have audited the accompanying balance sheets of the Initial Properties, as defined in Note 1 of the financial statements, as of December 28, 1999 and December 31, 1998, and the related statements of operations, members' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Initial Properties as of December 28, 1999 and December 31, 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

         Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of real estate and accumulated depreciation included on Pages 17 and 18 of these financial statements is the responsibility of the Company's management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. The schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects, the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

/s/ Walthall, Drake & Wallace LLP

Cleveland, Ohio

                               INITIAL PROPERTIES
                                 BALANCE SHEETS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998
--------------------------------------------------------------------------------


                           ASSETS
                                                    December 28,     December 31,
                                                       1999               1998
                                                    -----------      -----------
CURRENT
Cash                                                $   434,765      $    77,393
     Accounts receivable                                 82,500           36,420
     Inventory, at cost                                      --           30,670
     Other                                               56,188            7,825
                                                    -----------      -----------

        TOTAL CURRENT ASSETS                            573,453          152,308

PROPERTY AND EQUIPMENT
     Land                                             1,929,078        1,888,297
     Buildings and improvements                      13,116,651       10,351,583
     Furniture and equipment                            577,767          568,374
     Vehicles and trailers                                   --          156,627
                                                    -----------      -----------

                                                     15,623,496       12,964,881
        Less:  Accumulated depreciation               1,030,973          693,659
                                                    -----------      -----------

                                                     14,592,523       12,271,222

OTHER
     Goodwill, net of amortization                      992,412          917,656
     Other                                              340,400          275,975
                                                    -----------      -----------

                                                      1,332,812        1,193,631
                                                    -----------      -----------

TOTAL ASSETS                                        $16,498,788      $13,617,161
                                                    ===========      ===========





The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                                 BALANCE SHEETS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                   LIABILITIES

                                                   December 28,    December 31,
                                                      1999             1998
                                                  ------------     ------------
CURRENT
     Notes payable                                $    500,000     $    500,000
     Current maturities of long-term-debt              441,587          330,928
     Accounts payable                                  246,772           84,360
     Accrued liabilities:
        Real estate taxes                              242,144          224,780
        Interest                                       116,239           11,436
        Other                                           40,799           38,242
     Prepaid rent                                      190,067          143,900
                                                  ------------     ------------

        TOTAL CURRENT LIABILITIES                    1,777,608        1,333,646

LONG-TERM
     Notes payable, net of current portion          18,879,004       15,837,872
     Security deposits                                  41,620           47,155
                                                  ------------     ------------

                                                    18,920,624       15,885,027
                                                  ------------     ------------

TOTAL LIABILITIES                                   20,698,232       17,218,673

                                MEMBERS' DEFICIT

TOTAL MEMBERS' DEFICIT                              (4,199,444)      (3,601,512)
                                                  ------------     ------------

TOTAL LIABILITIES AND MEMBERS' DEFICIT            $ 16,498,788     $ 13,617,161
                                                  ============     ============






The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                            STATEMENTS OF OPERATIONS
           FOR THE YEARS ENDED DECEMBER 28, 1999 AND DECEMBER 31, 1998
-------------------------------------------------------------------------------



                                                 December 28,       December 31,
                                                    1999               1998
                                                 -----------        -----------

REVENUES                                         $ 3,168,647        $ 2,465,981
OPERATING  EXPENSES
     Interest                                      1,318,519          1,200,292
     Salaries and wages                              670,057            519,585
     Depreciation                                    411,281            427,070
     Property taxes and insurance                    393,987            337,663
     General and administrative                      312,668            207,619
     Utilities                                       103,894             94,620
     Amortization                                     90,445            130,713
     Advertising                                      85,320             90,576
     Repairs and maintenance                          78,626             53,355
     Professional fees                                70,800            102,862
     Rent                                             68,775            170,777
     Bad debts                                        59,325             39,180
                                                 -----------        -----------

                                                   3,663,697          3,374,312
                                                 -----------        -----------

NET LOSS FROM OPERATIONS                            (495,050)          (908,331)

OTHER INCOME
     Gain on sale of property                         31,849                 --
     Interest                                          9,341              1,322
                                                 -----------        -----------

                                                      41,190              1,322
                                                 -----------        -----------

NET LOSS                                         $  (453,860)       $  (907,009)
                                                 ===========        ===========








The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                         STATEMENTS OF MEMBERS' DEFICIT
           FOR THE YEARS ENDED DECEMBER 28, 1999 AND DECEMBER 31, 1998
-------------------------------------------------------------------------------



BALANCE AT JANUARY 1, 1998                                          $(2,938,597)

         Contributions to capital - year ended December 31, 1998        382,265

         Withdrawals from capital - year ended December 31, 1998       (138,171)

         Net loss - year ended December 31, 1998                       (907,009)
                                                                    -----------

BALANCE AT DECEMBER 31, 1998                                         (3,601,512)

         Contributions to capital - year ended December 28, 1999        137,482

         Withdrawals from capital - year ended December 28, 1999       (281,554)

         Net loss - year ended December 28, 1999                       (453,860)
                                                                    -----------

BALANCE AT DECEMBER 28, 1999                                        $(4,199,444)
                                                                    ===========










The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                            STATEMENTS OF CASH FLOWS
           FOR THE YEARS ENDED DECEMBER 28, 1999 AND DECEMBER 31, 1998

-------------------------------------------------------------------------------

                                                          December 28,    December 31,
                                                              1999           1998
                                                          -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                             $  (453,860)    $  (907,009)
     Adjustments to reconcile net loss to net cash
         provided by (used in) operating activities:
         Deprecation                                          411,281         427,070
         Amortization                                          90,445         130,713
         Gain on sale of property                             (31,849)             --

         Changes in assets and liabilities:
             Accounts receivable                              (38,604)           (369)
             Inventories                                           --          (8,883)
             Other assets                                    (122,153)       (110,843)
             Accounts payable                                 162,412         (27,376)
             Accrued real estate taxes and other              156,153         141,053
                                                          -----------     -----------

             Total adjustments                                627,685         551,365
                                                          -----------     -----------

             NET CASH PROVIDED BY
                 (USED IN) OPERATING ACTIVITIES               173,825        (355,644)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property                                  (2,124,522)     (1,597,978)
     Proceeds from sale of property                            49,017              --
     Purchase of new location                                  (8,680)             --
                                                          -----------     -----------

             NET CASH USED IN INVESTING ACTIVITIES         (2,084,185)     (1,597,978)

CASH FLOWS FROM FINANCING ACTIVITIES
     Contributions from  member                               137,482       1,063,594
     Distributions to member                                 (167,521)       (138,172)
     Issuance of additional debt                            4,605,402       1,286,369
     Repayments of debt                                    (2,307,631)       (208,186)
                                                          -----------     -----------

             NET CASH PROVIDED BY FINANCING ACTIVITIES      2,267,732       2,003,605
                                                          -----------     -----------

NET  INCREASE IN CASH                                         357,372          49,983

CASH - BEGINNING                                               77,393          27,410
                                                          -----------     -----------

CASH - ENDING                                             $   434,765     $    77,393
                                                          ===========     ===========


                                   -Continued-

The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                      STATEMENTS OF CASH FLOWS (Continued)
           FOR THE YEARS ENDED DECEMBER 28, 1999 AND DECEMBER 31, 1998
 ------------------------------------------------------------------------------


                                                                                 December 28,      December 31,
                                                                                     1999               1998
                                                                               ---------------    ---------------
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
  AND FINANCING ACTIVITIES
     Purchase of new location:
        Fair value of asset purchased                                          $     1,194,145    $            --
        Less: Liabilities assumed                                                       15,465                 --
                                                                               ---------------    ---------------

                                                                                     1,178,680                 --
        Less: Loans for purchase                                                     1,170,000                 --
                                                                               ---------------    ---------------

        Cash paid for purchase                                                 $         8,680    $            --
                                                                               ===============    ===============

     Contribution of property by a member                                      $            --    $     1,200,000
                                                                               ===============    ===============

     Debt assumed on property contributed by a member                          $            --    $     2,000,000
                                                                               ===============    ===============

     Purchase of property and equipment (net of cash paid)
       for notes                                                               $            --    $     1,430,207
                                                                               ===============    ===============

     Partial release of indebtedness from sale proceeds                        $        80,000    $            --
                                                                               ===============    ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Cash paid during the year:
       Interest                                                                $     1,213,716    $     1,215,361
                                                                               ===============    ===============

       Taxes                                                                   $            --    $            --
                                                                               ===============    ===============


The accompanying notes are an integral part of the financial statements.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998




NOTE 1 - BASIS OF PRESENTATION

The initial properties consist of the following self-storage facilities:

                                                           Number of
  Location                            Date of Purchase    Storage Units
  --------                            ----------------    -------------

Willoughby, Ohio                            9/30/96               277
East Liverpool, Ohio                       10/31/96               221
Endicott, New York                         11/30/96               297
Cleveland, Ohio                            12/31/96               353
Perry, Ohio                                 1/10/97               397
Canton, Ohio                                4/22/97               388
Ravenna, Ohio                               4/30/97               150
Dayton, Ohio                                5/20/97               368
Louisville, Ohio                            5/30/97               361
East Canton, Ohio                           5/30/97               177
Catawba, Ohio                               6/30/97               302
Avon, Ohio                                 11/26/97               495
Long Island, New York                        1/1/98               552
Mentor, Ohio                                3/20/98               441
Riverhead, New York                          5/7/99               336

Liberty Self-Stor, Ltd. (the Company), a limited liability company organized in 1996 under the laws of the State of Ohio, purchased and currently operates each of the facilities listed above.

Each facility rents storage units to customers on a month-to-month basis. In addition, the Company sells moving and packing supplies, including security locks. The Company grants credit to its individual and business customers in the northeastern portion of the United States.

It is proposed that as a part of this reorganization, the members of the Company will contribute their respective membership interests into a newly formed limited partnership in exchange for a limited partner interest.

Management believes that these financial statements result in a more meaningful presentation of the Initial Properties to be acquired by the newly formed limited partnership and thus appropriately reflect the historical financial position and results of operations of those properties.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998
-----------------------------------------------------------------------------



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH

The Company maintains cash balances at several high-credit quality financial institutions. At times, balances may be in excess of the Federal Deposit Insurance Corporation limits.

The Company considers amounts deposited in commercial checking and savings accounts, cash on hand, and certificates of deposits with maturity periods of six months or less to be cash.

ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation of property and equipment is provided using accelerated methods for financial reporting purposes over the following estimated useful lives:

                 Buildings and improvements              15-39 years
                 Furniture and equipment                  5-7 years
                 Vehicles and trailers                    5-7 years

Maintenance and repairs are charged to operations as incurred; major renewals and betterments that extend the useful lives of assets are capitalized.

Depreciation expense totaled $411,281 and $427,070 for the years ended December 28, 1999 and December 31, 1998, respectively.

The Company follows Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Accordingly, the members of the Company review the facilities for impairment when events or changes in circumstances indicate the carrying amount of the facilities may not be recoverable. When such conditions exist, management estimates the future cash flows from operations and dispositions of the facilities. If the estimated undiscounted future cash flows are less than the carrying amount of the asset, an adjustment to the related estimated fair market value would be recorded and an impairment loss would be recognized. No such impairment losses have been identified for recognition.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

-------------------------------------------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS

Goodwill, which represents the excess of the cost of purchased properties over the fair value of their net assets at the dates of acquisition, is being amortized on the straight-line method over a term of forty years. Amounts charged to operations in the accompanying statements of operations was $25,244 and $24,000 for the years ended December 28, 1999 and December 31, 1998, respectively. Accumulated amortization of goodwill was $67,588 and $42,344 as of December 28, 1999 and December 31, 1998, respectively.

Noncompetition agreements represent a portion of the purchase price of various properties whereby the seller agreed not to compete with the Company for a determined period of time. The costs are being amortized on the straight-line method over the terms of the respective agreements. The amortization of noncompetition agreements of $38,445 and $34,745 for the years ended December 28, 1999 and December 31, 1998, respectively has been charged to current operations included in "Amortization" expense. Accumulated amortization of noncompetition agreements was $83,730 and $45,285 as of December 28, 1999 and December 31, 1998, respectively.

Deferred loan costs are being amortized on the straight-line basis over the terms of the respective loan agreements. The amortization of deferred loan costs of $20,395 and $69,848 for the years ended December 28, 1999 and December 31, 1998, respectively, has been included in "Amortization" expense in the accompanying statements of operations. Accumulated amortization of deferred loan costs was $24,039 and $9,035 as of December 28, 1999 and December 31, 1998, respectively.

In 1998 the Company refinanced several of its debt obligations with one obligation to a bank. The prior, unamortized deferred loan costs of $64,499 were charged to current operations and reported as "Amortization expense" in the accompanying statement of operations for the year ended December 31, 1998.

USE OF ESTIMATES

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date for the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

FEDERAL INCOME TAXES

The Company has elected to be taxed under the provision of Subchapter K of the Internal Revenue Code. The net operations of the Company is taxable to the individual members. Accordingly, no provision for federal income taxes has been provided in these financial statements.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

-------------------------------------------------------------------------------



NOTE 3 - MORTGAGES AND NOTES PAYABLE

Long-term debt consisted of the following:

                                                                                                December 28,     December 31,
                                                                                                   1999             1998
                                                                                             ----------------   -------------

    Mortgage note payable to a bank in initial monthly installments of $84,367 including interest at a current rate of 7.72% at December 28, 1999; see note
    (a) below, amortized over a twenty-year period with a maturity date of June
    1, 2003, secured by certain real property having a net aggregate book value of $6,931,999 at December 28, 1999, personally guaranteed by a member
    of the Company.                                                                         $ 9,438,332        $ 9,728,525

    Note payable to member, non-interest bearing, unsecured.                                   --                2,000,000

    Mortgage  note  payable  to a bank in  monthly  installments  of $9,695 including interest at a current rate of 6.76% at December 28, 1999; see note
    (b) below, amortized over a twenty-year period with a maturity date of May
    20, 2002, secured by certain real property having a net aggregate book value of $1,462,921 at December 28, 1999, personally
    guaranteed by a member of the Company.                                                    1,235,526          1,263,684

    Mortgage note payable to a bank in monthly installments of $11,579 including interest at a current rate of 8.0% at December 31, 1998; see note (b) below, amortized over a twenty-year period with a maturity date of March 30, 2003 secured by certain real property having a net aggregate book value of
    $2,281,212 at December 28, 1999,
    personally guaranteed by a member of the Company.                                          --                1,171,143

    Mortgage note payable to a bank in monthly installments of $7,268 including interest at a current rate of 8.02%; see note (e) below, amortized over a twenty-five year period with a maturity date of October 31, 2002 secured by certain real property having a net aggregate book value of $1,356,299 at
    December 28, 1999,
    personally guaranteed by a member of the Company.                                           914,441            926,787

    Mortgage note payable to a bank in monthly installments of $2,035 for construction and term financing of real property, including interest currently at the bank's prime rate of 7.60% as of December 28, 1999; see note (c) below, amortized over a twenty-three year period with a maturity date of June 1, 2003 secured by certain real property having a net aggregate book value of $462,424 at December 28, 1999, personally guaranteed by a
    member of the Company.                                                                      262,915            262,977

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

------------------------------------------------------------------------------


NOTE 3 - MORTGAGES AND NOTES PAYABLE  (CONTINUED)

                                                                                             December 28,     December 31,
                                                                                                 1999             1998
                                                                                        -------------------   ------------

    Mortgage note payable to a bank for construction and term financing of real property, payable in monthly installments of $4,287 including interest at
    7.68% at December 28, 1999; see note (d) below, amortized over a twenty-three year period with a maturity date of October 31, 2002 secured by certain real property having a net aggregate book value of $1,356,299 at
    December 28, 1999, personally guaranteed by a member of the Company.                     $550,211              554,704

    Note payable to a corporation, due 1,188 months after August 1996, monthly interest payments of $2,000, secured by certain real property, having a net aggregate book value of $796,461 at December 28, 1999, personally
    guaranteed by a member of the Company.                                                    250,000              250,000

    Note payable to a bank in monthly installments, including interest of $381
    through 2001, secured by certain equipment.                                                --                   10,980

    Mortgage note payable to a bank for construction and term financing of real property , interest at a rate of 8.17% at December 28, 1999; see note (g)
    below, amortized over a twenty-year period with a maturity date of July 1,
    2002 secured by certain real property having a net aggregate book value of
    $1,177,505 at December 28, 1999, guaranteed by a member of the
    Company.                                                                                2,652,051                --

    Mortgage note payable to a bank for construction and term financing of real property, interest currently at a rate of 8.0%; see note (h) below, payable monthly at $15,769 including interest following the construction phase, amortized over a twenty-year period with a maturity date of June 4, 2009, secured by certain real property having a net aggregate book value of
    $2,281,212 at December 28, 1999, guaranteed by a member of the Company.                 1,884,000                --

    Mortgage note payable to individuals in monthly installments of $5,207 including interest at 8.5%, payable on a conventional twenty-year amortization level, due June 2004, secured by certain real property having a net aggregate
    book value of $1,092,648 at December 28, 1999.                                            594,155                --

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

----------------------------------------------------------------------------


NOTE 3 - MORTGAGES AND NOTES PAYABLE  (CONTINUED)

                                                                                         December 28,         December 31,
                                                                                             1999                 1998
                                                                                        -------------------   ------------

    Mortgage note payable to a bank for construction and term financing of real property, interest currently at a rate of 8.5% at December 28, 1999; see note (i) below, amortized over an eighteen-year period with a maturity date of June 1, 2003, secured by certain real property having a net aggregate book value of $1,092,648 at December 28, 1999, guaranteed by a member of
    the Company.                                                                               $    570,000  $       --


    Construction and permanent financing loan payable to a bank in monthly installments of $2,397 including interest at 7.25% with a maturity date of
    May 1, 2001, secured by certain real property, having a net aggregate book value of $1,462,921 guaranteed by a member of the
    Company.                                                                                        298,319          --

    Mortgage note payable to a bank for construction and term financing of real property, interest currently at a rate of 8.5% at December 28, 1999; see note (j) below, amortized over an eighteen-year period with a maturity date of October 31, 2002 secured by certain real property having a net aggregate book value of $1,253,936 at December 28, 1999, guaranteed by a member of the
    Company.                                                                                        670,641          --
                                                                                             -----------------------------

                                                                                                 19,320,591     16,168,800
    Less: Current maturities                                                                        441,587        330,928
                                                                                             -------------- --------------

                                                                                                $18,879,004    $15,837,872


Long-term debt matures as follows:

                              2000                  $     441,587
                              2001                        776,970
                              2002                      3,144,489
                              2003                     10,077,440
                              2004                        671,755
                              2005                        146,200
                              Thereafter                4,062,150
                                                      -----------

                                                      $19,320,591
                                                      ===========

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998
-------------------------------------------------------------------------------



NOTE 3 - MORTGAGES AND NOTES PAYABLE (CONTINUED)

(c)      The interest rate shall be computed as follows:

         For the first three years of this note commencing May 21, 1998 interest is at a variable rate equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to a constant maturity of three years, as made available by the Federal Reserve Board. The rate as of the first adjustment date (June 1, 2001) shall be equal to two and one quarter percent plus the then current weekly yield on United States Treasury Securities adjusted to a constant maturity of two years, as made available by the Federal Reserve Board. This rate as of June 1, 2001 shall remain in effect for the remaining two years of the loan until the June 1, 2003 maturity date.

(d) The interest rate shall be based on a fixed rate relating to five-year treasuries plus 230 basis points pursuant to the agreement.

(e)      The interest rate shall be computed as follows:

         For the real property construction phase of this note commencing June 1, 1998 interest is at the prime rate of the bank, subject to change upon any change in the prime rate of the bank. The rate commencing on the completion of the construction phase (May 31, 1999) is a variable rate equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of two years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days. During the last twenty-four months of the loan, the interest rate shall be computed at a rate equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of two years, as made available by the Federal Reserve Board. Pursuant to the note agreement, the maturity date of this note is to be co-terminus with the note with balance due of $9,438,332 at December 28, 1999.

(f)      The interest rate shall be computed as follows:

         For the real property construction phase of this note commencing June 1, 1998 interest is at the prime rate of the bank, subject to change upon any change in the prime rate of the bank. The rate commencing on the completion of the construction phase (May 31, 1999) is a variable rate equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of three years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days. The maturity date of this note (October 31, 2002) is to be co-terminus with the first mortgage note with a balance due of $914,441 as of December 28, 1999, pursuant to the note agreement.

(g)      The interest rate shall be computed as follows:

         The rate is variable and equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of three years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days. The maturity date of this note (October 31, 2002) is to be co-terminus with the second mortgage note with a balance due of $550,211 as of December 28, 1999.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

-------------------------------------------------------------------------------


NOTE 3 - MORTGAGES AND NOTES PAYABLE (CONTINUED)

(g)  The interest rate shall be computed as follows:

     For the real property construction phase of this note commencing July 1, 1999 interest is at the prime rate of the bank, subject to change upon any change in the prime rate of the bank. The rate commencing on the completion of the construction phase is a variable rate equal to two and one half percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of three years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days.

(h)  The interest rate shall be computed as follows:

     For the real property construction phase of this note commencing June 4, 1999 interest is at 8.0%. The rate commencing on the completion of the construction phase (December 4, 1999) is a variable rate equal to two and three quarters percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of three years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days.

(i)  The interest rate shall be computed as follows:

     For the real property construction phase of this note commencing May 17, 1999 interest is at the prime rate of the bank, subject to change upon any change in the prime rate of the bank. The rate commencing on the completion of the construction phase (June 1, 2000) is a variable rate equal to two and one half percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of three years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days.

(j)  The interest rate shall be computed as follows:

     For the real property construction phase of this note commencing July 1, 1999 interest is at the prime rate of the bank, subject to change upon any change in the prime rate of the bank. The rate commencing on the completion of the construction phase (July 1, 2000) is a variable rate equal to two and one quarter percent plus the then current weekly average yield on United States Treasury Securities adjusted to the constant maturity of two years, as made available by the Federal Reserve Board, computed monthly on the basis of a year consisting of 360 days. The maturity date of this note (October 31, 2002) is to be co-terminus with the first mortgage note, pursuant to the note agreement.

                               INITIAL PROPERTIES
                          NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998

------------------------------------------------------------------------------


NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107 requires disclosure about fair value for all financial instruments, whether or not recognized for financial statement purposes. Disclosure about fair value of financial instruments is based on pertinent information available to management as of December 28, 1999 and December 31, 1998. Considerable judgment is necessary to interpret market data and to develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts which could be realized on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The carrying amounts for cash and cash equivalents, accounts receivable, notes payable and accounts payable approximates fair value due to the short maturities of the instruments. Management estimates that the fair value of long-term debt approximates carrying value based upon the Company's effective borrowing rate for issuance of debt with similar terms and remaining maturities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Company leases its headquarter's office space from a corporation in which the managing member is a majority shareholder. The space is rented on a month-to-month basis at a rate of $4,000 per month. Total rents were $47,605 and $48,000 in the years ended December 28, 1999 and December 31, 1998, respectively.

The Company has an unsecured note payable to a member in the amount of $500,000 at December 28, 1999. The note is payable upon demand and bears interest at a variable rate which was 8.25% at December 28, 1999.

As disclosed in Note 3, the Company assumed a $2,000,000 obligation from a member in 1998. This note was repaid in 1999.

                                                                      SCHEDULE I
                               INITIAL PROPERTIES
              SCHEDULE OF REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 28, 1999



                                                          COSTS CAPITALIZED SUBSEQUENT      GROSS AMOUNTS AT WHICH
                                 INITIAL COST                    TO ACQUISITION            CARRIED AT CLOSE OF PERIOD
                                 ------------------------ ---------------------------     -----------------------------

                                             BUILDINGS AND              BUILDINGS AND             BUILDINGS AND
DESCRIPTION         ENCUMBRANCES    LAND      IMPROVEMENTS     LAND      IMPROVEMENTS     LAND     IMPROVEMENTS    TOTAL
-----------         ------------    ----      ------------     ----      ------------     ----     ------------    -----

LIBERTY SELF-STOR,
 CLEVELAND, OHIO     $1,533,846  $251,836            - -          - -    $1,321,538    $ 251,836   $ 1,321,538   $1,573,374

 AVON, OHIO           1,464,652    86,462        778,001          - -       557,021       86,462     1,335,022    1,421,484

 MENTOR, OHIO         1,884,000   320,500      1,289,267          - -       737,169      320,500     2,026,436    2,346,936

 EAST CANTON, OHIO      478,770    35,249         71,566          - -         8,565       35,249        80,131      115,380

 WILLOUGHBY, OHIO     1,478,867   300,000            - -          850     1,056,022      300,850     1,056,022    1,356,872

 CATAWBA, OHIO        1,123,734    98,683        106,907          - -       273,842       98,683       380,749      479,432

 CANTON, OHIO         1,078,441    38,425        285,764          542        27,365       38,967       313,129      352,096

 EAST LIVERPOOL, OHIO   955,097    99,980        758,740          - -           - -       99,980       758,740      858,720

 LOUISVILLE, OHIO     1,217,720    52,732        328,999          - -        11,137       52,732       340,136      392,868

 RAVENNA, OHIO          435,245    37,899        268,264      108,794         1,825      146,693       270,089      416,782

 PERRY, OHIO          1,860,227    83,491        417,968          - -       713,267       83,491     1,131,235    1,214,726

 DAYTON, OHIO         1,279,984    60,815        497,393          - -       734,323       60,815     1,231,716    1,292,531

 ENDICOTT, NEW YORK     713,802   117,710        723,478          - -         7,780      117,710       731,258      848,968

 LONG ISLAND,
  NEW YORK            2,652,051   181,556      1,018,445          - -        18,170      181,556     1,036,615    1,218,171

 RIVERHEAD, NEW YORK  1,164,155    53,554        744,372          - -       294,722       53,554     1,039,094    1,092,648

HEADQUARTERS,
 MENTOR, OHIO              - -        - -            - -          - -        64,741          - -        64,741       64,741
                   ----------- ----------     ----------     --------    ----------   ----------  ------------ -----------
 TOTAL             $19,320,591 $1,818,892     $7,289,164     $110,186    $5,827,487   $1,929,078  $ 13,116,651 $ 15,045,729
                   =========== ==========     ==========     ========    ==========   ==========  ============ ============




                                                                                LIFE ON WHICH
                         ACCUMULATED                                           DEPRECIATION IN
                         DEPRECIATION  NET BOOK VALUE                          STATEMENTS OF
                        BUILDINGS AND  BUILDINGS AND    DATE OF     DATE OF     OPERATIONS
DESCRIPTION              IMPROVEMENTS  IMPROVEMENTS  CONSTRUCTION ACQUISITION  IS COMPUTED
-----------              ------------  ------------  ------------------------  -----------

LIBERTY SELF-STOR,
 CLEVELAND, OHIO            $110,453    $1,462,921      N/A       1996        15 - 39 YEARS

 AVON, OHIO                   65,185     1,356,299     1998       1997          39 YEARS

 MENTOR, OHIO                 65,724     2,281,212      N/A       1998        7 - 39 YEARS

 EAST CANTON, OHIO             6,260       109,120      N/A       1997        7 - 39 YEARS

 WILLOUGHBY, OHIO             73,369     1,283,503      N/A       1996        7 - 39 YEARS

 CATAWBA, OHIO                17,008       462,424     1997       1997          39 YEARS

 CANTON, OHIO                 28,006       324,090      N/A       1997        7 - 39 YEARS

 EAST LIVERPOOL, OHIO         62,259       796,461      N/A       1996          39 YEARS

 LOUISVILLE, OHIO             25,186       367,682      N/A       1997        7 - 39 YEARS

 RAVENNA, OHIO                20,053       396,729     1997      1997, 1998   7 - 39 YEARS

 PERRY, OHIO                  67,054     1,147,672      N/A       1997          39 YEARS

 DAYTON, OHIO                 38,595     1,253,936      N/A       1997        7 - 39 YEARS

 ENDICOTT, NEW YORK           58,586       790,382      N/A       1996        15 - 39 YEARS

 LONG ISLAND, NEW             40,666     1,177,505      N/A       1998          39 YEARS

 RIVERHEAD, NEW YORK           - -       1,092,648     1999       1999          39 YEARS

HEADQUARTERS,
 MENTOR, OHIO                  4,621        60,120      N/A       1997          39 YEARS
                            --------   -----------
 TOTAL                      $683,025   $14,362,704
                            ========   ===========


                               INITIAL PROPERTIES                   SCHEDULE I
(CONTINUED)          REAL ESTATE AND ACCUMULATED DEPRECIATION
                     DECEMBER 28, 1999 AND DECEMBER 31, 1998


-------------------------------------------------------------------------------

                                                        December 28,      December 31,
                                                           1999               1998
                                                        ------------      ------------

Reconciliation of land, buildings and improvements:
     Balance - beginning                                $ 12,239,880      $  7,352,058
     Additions - improvements                              2,896,748         4,902,822
     Retirements                                             (90,899)          (15,000)
                                                        ------------      ------------

     Balance - ending                                   $ 15,045,729      $ 12,239,880
                                                        ============      ============
Reconciliation of accumulated depreciation:
     Balance - beginning                                $    362,288      $    108,627
     Depreciation expense                                    324,464           253,661
     Retirements                                              (3,727)               --
                                                        ------------      ------------

     Balance - ending                                   $    683,025      $    362,288
                                                        ============      ============

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed statement of operations for the year ended December 31, 1999 presents results for Liberty Self-Stor, Inc. as if the acquisition of the 15 self-storage facilities had occurred at January 1, 1999. The accompanying unaudited pro forma condensed balance sheet as of December 31, 1999 gives effect to the acquisition as if it had occurred as of December 31, 1999. The unaudited pro forma condensed financial statements have been prepared based on estimates of accounting adjustments and, therefore, are subject to change. The unaudited condensed financial statements have been prepared from, and should be read in conjunction with, the accompanying notes hereto, the historical financial statements and related notes of Liberty Self-Stor, Inc. (as successor-in-interest to Meridian Point Realty Trust '83) as of and for the year ended December 31, 1999, and the historical financial statements and related notes for the 15 self-storage properties, the Initial Properties, as of and for the year ended December 28, 1999. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the acquisition of the 15 self-storage facilities been consummated on the date as of which, or at the beginning of the period for which, the acquisition is being given effect, nor is it necessarily indicative of future financial positions or operating results.

                             LIBERTY SELF-STOR, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)


                                                    HISTORICAL(A)
                                     ----------------------------------------------        PRO FORMA                 PRO
   ASSETS                                  LIBERTY        OHIO LLC        SUBTOTAL         ADJUSTMENTS               FORMA
   ------                                  -------        --------        --------         -----------               -----

CASH AND CASH EQUIVALENTS                $ 119,771       $ 434,765       $ 554,536          $ (104,024)G          $ 450,512


INVESTMENTS IN MORTGAGE-RELATED
              ASSETS                     1,390,131               -       1,390,131                                1,390,131

ACCOUNTS RECEIVABLE                              -          82,500          82,500             (26,858)G             55,642

RESTRICTED CASH                              3,623               -           3,623                                    3,623

PROPERTY, PLANT AND
              EQUIPMENT, NET                     -      14,592,523      14,592,523          10,512,160 C         25,097,040
                                                                                                (7,643)G

GOODWILL                                         -         992,412         992,412            (923,802)D             68,581
                                                                                                   (29)G
OTHER                                      808,394         396,588       1,204,982            (397,270)E             82,980
                                                                                              (725,000)B
                                                                                                   268 G
                                     ------------------------------------------------------------------     ----------------
              TOTAL ASSETS              $2,321,919     $16,498,788     $18,820,707         $ 8,327,802          $27,148,509
                                     ==================================================================     ================



 LIABILITIES AND EQUITY

ACCOUNTS PAYABLE                         $ 475,703       $ 246,772       $ 722,475             $16,542 C          $ 717,356
                                                                                               (21,661)G
NOTES PAYABLE                                    -      19,820,591      19,820,591             (27,844)G         19,792,747

ACCRUED LIABILITIES AND OTHER               27,600         630,869         658,469             (80,695)G            577,774

MINORITY INTEREST                                -               -               -           4,250,102 F          4,250,102
                                     ------------------------------------------------------------------     ----------------
                                           503,303      20,698,232      21,201,535           4,136,444           25,337,979

EQUITY                                   1,818,616      (4,199,444)     (2,380,828)           (397,270)E          1,810,530
                                                                                              (923,802)D
                                                                                            (4,250,102)F
                                                                                              (725,000)B
                                                                                            10,495,618 C
                                                                                                (8,086)G

                                     ------------------------------------------------------------------     ----------------
                                        $2,321,919     $16,498,788     $18,820,707         $ 8,327,802          $27,148,509
                                     ==================================================================     ================


                             LIBERTY SELF-STOR, INC.
                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET

A Derived from the historical condensed balance sheets as of December 29, 1999 of Liberty and the Ohio LLC, prior to the acquisition transaction.

B Represents the reduction of equity for the transaction costs borne by the Ohio LLC

C Represents the purchase accounting adjustment to the historical carrying value of the Ohio LLC's property, plant and equipment. The operating partnership acquired the member interests in the Ohio LLC in exchange for limited partnership interests. This transaction was accounted for as a purchase, with the operating partnership as the acquirer. The value of the limited partnership units issued as consideration was based upon the fair value of the assets acquired from the Ohio LLC. The only asset acquired or liability assumed for which the fair value exceeds historical carrying value is property, plant and equipment.

          Appraised value of properties acquired                  $23,620,000
          Activity since the appraisal until acquisition,net        1,484,683
          Historical carrying value of property and equipment     (14,592,523)
                                                                 ------------
          Purchase price adjustment to property and equipment      10,512,160
          Less accounts payable assumed                               (16,542)
                                                                 ------------
          Net adjustment to equity                                $10,495,618
                                                                 ============

D Represents the writeoff of the historical goodwill of the Ohio LLC in the application of purchase accounting and the resulting new goodwill related to the acquisition.

E Represents the writeoff of the historical carrying values of other intangible assets of the Ohio LLC, including deferred financing costs and noncompete agreements.

F Represents minority interest in the operating partnership applicable to the limited partners therein, excluding the limited interest held by Liberty. The calculation of minority interest is presented below.

          Historical deficit of the Ohio LLC                       $ (4,199,444)
          Writeoff of historical goodwill of the Ohio LLC              (923,802)
          Payment of transaction costs by the Ohio LLC                 (725,000)
          Writeoff of historical intangible assets of the Ohio LLC     (397,270)
          Purchase accounting adjustment to property, plant and
          equipment                                                  10,512,160
          Accounts payable assumed in transaction                       (16,542)
          Contribution to the operating partnership by Liberty
          of its net assets in exchange for general and limited
          partnership interests in the operating partnership          1,818,616
                                                                   ------------
          Adjusted equity of the operating partnership             $  6,068,718
                                                                   ============

          Liberty's interest                                         $1,818,616       30%
          Minority interest                                           4,250,102       70%
                                                                   -----------------------------
             Total equity of operating partnership                   $6,068,718      100%
                                                                   ============================

         The above percentage interests of Liberty and the minority interest holders is based upon the relative values of their contributed interests as of December 29, 1999, the date of actual consummation of the Formation Transactions.

G To record the activity of the combined company from December 29, 1999 to December 31, 1999

                             LIBERTY SELF-STOR, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)


                                            Historical   (A)
                                         --------------------------------------------------------
                                                       Self-storage                                 Pro Forma          Pro
                                           Liberty       Company        Riverhead     Subtotal      Adjustments       Forma
                                         -----------    -----------    -----------   -----------    -----------    -----------

Rentals from real estate properties      $    26,984    $ 3,168,647    $    70,401   $ 3,266,032                   $ 3,266,032
Interest and other                            92,677         41,190            - -       133,867                       133,867
                                         -----------    -----------    -----------   -----------                   -----------

              Total revenues                 119,661      3,209,837         70,401     3,399,899                     3,399,899

Interest                                      14,530      1,318,519          8,432     1,341,481        48,820 B     1,390,301
Property operating expenses                   11,760      1,246,564          5,254     1,263,578                     1,263,578
General and administrative expenses          260,328        596,888         25,136       882,352                       882,352
Depreciation, amortization and other          15,022        501,726          8,837       525,585       423,371 C       948,956
                                         -----------    -----------    -----------   -----------    -----------    -----------

              Total expenses                 301,640      3,663,697         47,659     4,012,996        472,191      4,485,187
                                         -----------    -----------    -----------   -----------    -----------    -----------

Income (loss) before minority interest      (181,979)      (453,860)        22,742      (613,097)      (472,191)    (1,085,288)

Minority interest                                - -            - -            - -           - -        759,702 D      759,702
                                         -----------    -----------    -----------   -----------    -----------    -----------

Net (loss) income                        ($  181,979)   ($  453,860)   $    22,742   ($  613,097)   $   287,511    ($  325,586)

Weighted average shares outstanding        3,031,618                                                                 3,031,618

Net (loss) income per share-basic and
  diluted                                     ($0.06)                                                                   ($0.11)

              NOTES TO PRO FORMA CONDENSED STATEMENTS OF OPERATIONS


A Derived from the historical financial statements of Liberty for the year ended December 31, 1999 (including the self-storage company from the date of acquisition on December 28, 1999), the self-storage company for the period prior to acquisition (January 1, 1999 to December 28, 1999), and the Riverhead facility for the period prior to acquisition (January 1, 1999 to May 26, 1999).

B Represents pro forma interest expense on the $945,000 of borrowings used to fund the Riverhead acquisition, net of the elimination of historical interest expense applicable to Riverhead debt not assumed in that acquisition and $675,000 of borrowings against the Southold facility in July, 1999


                                                                   Interest        Period
                                                   Borrowings        Rate       1/1 to 5/26
                                                   ----------        ----       -----------
          Riverhead acquisition debt
              Fixed rate                            $600,000         8.50%        $20,400
              Prime rate                            $345,000         7.75%         10,695

          Less-Riverhead historical
              Interest expense                                                     (8,432)
                                                                                ---------
                                                                                  $22,663

                                                                                   Period
                                                                                1/1 to 6/30
                                                                                ------------
          Southhold debt                            $675,000         7.75%        $26,157

                       Total Proforma adjustment                                  $48,820

C Represents additional pro forma depreciation and amortization on property, equipment and goodwill acquired from Osbornes self-storage company net of the elimination of historical amortization of intangible assets. Depreciation is computed using the straight line method and is based upon useful lives of 25 years for buildings and improvements and five years for personal property. Goodwill amortization is based upon its estimated useful live of 20 years. The purchase allocation related to the acquired property and equipment and the related proforma depreciation is as follows:

                                                    Allocated      Estimated     Year ended
                                                      Cost           Life         12/31/99
                                                   ---------      ---------     ----------

          Land                                     $ 2,528,966
          Buildings and Improvements                22,403,996        25          896,160
          Furniture and Equipment                      171,721         5           34,344
          Goodwill                                      68,600        20            3,430
                                                   -----------                   --------
          Totals                                    25,173,283                    933,934

          Less-Historical depreciation and amortization                          (510,563)
             of the self-storage company and Riverhead

          Pro Forma adjustment                                                    $423,371

D Represents the minority interest in the pro forma net loss of the operating partnership calculated below:

          Pro forma net loss of the operating partnership                       ($1,085,288)
          Minority interest ownership                                               70%
                                                                                ------------
          Pro forma adjustment                                                    ($759,702)
                                                                                ============